SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 2004

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2006



                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



              33-20432                              75-2228828
      (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)


                  401 STATE ROUTE 24, CHESTER, NEW JERSEY 07930
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (908) 879-2722
                         (REGISTRANT'S TELEPHONE NUMBER)



                              --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2 BELOW):

     |_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

     |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

     |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

     |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E- 4(C))

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
      5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.
      7.01 REGULATION FD DISCLOSURE

      ON MAY 5, REGISTRANT'S BOARD OF DIRECTORS UNANIMOUSLY APPOINTED EDWARD MARNEY TO THE EXECUTIVE POSITIONS OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE REGISTRANT. STEVEN D. RUDNIK, WHO PREVIOUSLY HELD THESE POSITIONS, SHALL CONTINUE TO SERVE AS CHAIRMAN OF THE BOARD OF DIRECTORS AND TO DEVOTE HIS FULL TIME EFFORTS TO THE COMPANY PURSUANT TO HIS EMPLOYMENT AGREEMENT.

      PRIOR TO HIS APPOINTMENT, MR. MARNEY SERVED AS VICE PRESIDENT OF MEDICAL MANAGER HEALTH SYSTEMS, A WEBMD COMPANY, RESPONSIBLE FOR ITS BUSINESS INTELLIGENCE PRODUCT LINE. MR. MARNEY JOINED THE WEBMD EXECUTIVE TEAM IN 2001 WHEN WEBMD ACQUIRED HIS COMPANY, TOUCHPOINT SOFTWARE CORPORATION, WHICH MR. MARNEY FOUNDED IN 1995.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

      99.1 REGISTRANT PRESS RELEASE, DATED MAY 8, 2006, IS FILED HEREWITH.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                  MAGNITUDE INFORMATION SYSTEMS, INC.

DATED:  MAY 8, 2006               BY: /S/ JOERG H. KLAUBE
                                     --------------------
                                  JOERG H. KLAUBE
                                  CHIEF FINANCIAL OFFICER